UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)  Ernest S. Fragale's term as a member of the WesBanco, Inc. ("WesBanco")  Board of Directors expired as of the Annual Meeting of Stockholders held on April 18, 2018.  Mr. Fragale is retiring from the Board because he is not eligible under WesBanco's Bylaws to stand for re-election due to the age 70 limitation as of the date of re-election, and not as a result of any disagreement with WesBanco.  Mr. Fragale's service on the Board began in 1996.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Item 1 - Election of Directors

On April 18, 2018, WesBanco's Annual Meeting of its Stockholders was held in Wheeling, WV. The following directors were elected to the Board of Directors for a term of three years expiring at the Annual Stockholders' Meeting in 2021:

	For	Withheld	Non Votes
Robert J. Fitzsimmons	32,605,296	553,365	5,634,357
D. Bruce Knox	32,331,558	828,345	5,634,357
Gary L. Libs	32,720,641	439,680	5,634,357
Ronald W. Owen	32,704,044	454,616	5,634,357
Reed J. Tanner	31,596,566	1,563,337	5,634,357
Charlotte A. Zuschlag	31,786,623	1,373,587	5,634,357

Item 2 - Approval of an Advisory (Non-Binding) Vote on the Corporation's Executive Compensation Paid to the Named Executive Officers

WesBanco's stockholders also approved an advisory (non-binding) proposal on WesBanco, Inc.'s executive compensation paid to WesBanco's named executive officers.  The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to approve WesBanco, Inc.'s executive compensation	31,415,357	1,286,713	458,251	5,634,357

Item 3 - Advisory (Non-Binding) Vote Ratifying the Appointment of Independent Registered Public Accounting Firm

WesBanco's stockholders also approved an advisory (non-binding) proposal ratifying the appointment of Ernst & Young, LLP as WesBanco's independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to ratify appointment of independent registered public accounting firm	37,136,157	1,459,522	198,999	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: April 19, 2018	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer